

<ARTICLE>                     5
<LEGEND>
This  exhibit  contains  summary  financial   information   extracted  from  the
Registrant's  financial  statements for the period ended September 30, 1997, and is qualified in its entirety by  reference to such  financial  statements.  This exhibit  shall  not be  deemed  filed  for the  purposes  of  Section  11 of the
Securities Act of 1933,  and Section 18 of the Securities  Exchange Act of 1934,
or otherwise subject to the liability of such Sections, nor shall it be deemed a part of any other filing which  incorporates  this report by  reference,  unless such other filing expressly incorporates this Exhibit by reference
</LEGEND>
<MULTIPLIER>                                     1,000
<CURRENCY>                                U.S. Dollars

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                                                   SEP-30-1997
<PERIOD-START>                                                      OCT-01-1997
<PERIOD-END>                                                        SEP-30-1997
<EXCHANGE-RATE>                                                               1
<CASH>                                                                       86
<SECURITIES>                                                                  0
<RECEIVABLES>                                                               126
<ALLOWANCES>                                                                 11
<INVENTORY>                                                                 938
<CURRENT-ASSETS>                                                           1188
<PP&E>                                                                     2654
<DEPRECIATION>                                                              279
<TOTAL-ASSETS>                                                             3854
<CURRENT-LIABILITIES>                                                       782
<BONDS>                                                                    1700
<PREFERRED-MANDATORY>                                                         0
<PREFERRED>                                                                   0
<COMMON>                                                                      8
<OTHER-SE>                                                                 1365
<TOTAL-LIABILITY-AND-EQUITY>                                               3854
<SALES>                                                                    2202
<TOTAL-REVENUES>                                                           2202
<CGS>                                                                      1728
<TOTAL-COSTS>                                                              1728
<OTHER-EXPENSES>                                                           1825
<LOSS-PROVISION>                                                              0
<INTEREST-EXPENSE>                                                          103
<INCOME-PRETAX>                                                           (1409)
<INCOME-TAX>                                                                  0
<INCOME-CONTINUING>                                                       (1409)
<DISCONTINUED>                                                                0
<EXTRAORDINARY>                                                               0
<CHANGES>                                                                     0
<NET-INCOME>                                                              (1409)
<EPS-PRIMARY>                                                              (.20)
<EPS-DILUTED>                                                              (.20)


